SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 6, 2004 (January 5, 2004)

GUNDLE/SLT ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9307	22-2731074
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road

Houston, Texas 77073

(Address of Registrant’s principal executive offices)

(281) 443-8564

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events ad Required FD Disclosure

On January 6, 2004, Gundle/SLT Environmental, Inc. (the “Company”) issued a press release announcing that the Company, its directors, and a prospective buyer of the Company had been named in a lawsuit. A copy of this press release is filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1  —  Gundle/SLT Environmental, Inc. Press Release dated January 6, 2004.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED this 6th day of January, 2004.

GUNDLE/SLT ENVIRONMENTAL, INC.

By:	/s/ Roger J. Klatt

Roger J. Klatt, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gundle/SLT Environmental, Inc. Press Release dated January 6, 2004.